UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simon Property Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 SIMON PROPERTY GROUP, INC. You invested in SIMON PROPERTY GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2026. Vote Virtually at the Meeting* May 13, 2026 8:30 a.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/SPG2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91369-P47274-Z92179 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by May 12, 2026 11:59 PM ET. For shares held in a Plan, vote by May 10, 2026 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V91370-P47274-Z92179 1. Election of Directors Nominees: 1a. Glyn F. Aeppel For 1b. Martin J. Cicco For 1c. Larry C. Glasscock For 1d. Nina P. Jones For 1e. Reuben S. Leibowitz For 1f. Randall J. Lewis For 1g. Gary M. Rodkin For 1h. Peggy Fang Roe For 1i. Stefan M. Selig For 1j. Daniel C. Smith, Ph.D. For 1k. Marta R. Stewart For 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. For 3. Ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026. For NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting.